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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 6, 2005
                                ----------------
                Date of Report (Date of earliest event reported)

                        VASO ACTIVE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                             02-0670926
(State or other jurisdiction                                  (IRS Employer
      of incorporation)                                     Identification No.)

                                    001-31925
                              (Commission File No.)

                 99 Rosewood Drive, Suite 260, Danvers, MA 01923
           (Address of principal executive offices including zip code)

                                 (978) 750-1991
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 6, 2005, Vaso Active Pharmaceuticals, Inc., a Delaware corporation (the "Company"), held its 2005 Annual Meeting of Stockholders (the "Meeting"). Among other action taken by the Company's stockholders at the Meeting, the stockholders approved by the requisite vote the amendment of the Company's 2003 Stock Incentive Plan (the "Plan") to increase the number of shares of the Company's Class A Common Stock, par value $0.0001 per share, (the "Class A Common Stock") reserved for issuance under the Plan by 750,000 shares, from 1,350,000 shares to 2,100,000 shares of Class A Common Stock.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         At the Meeting, the Company's stockholders reelected the following six incumbent directors who had been nominated by the Board of Directors for election as directors: Robert E. Anderson, Stephen G. Carter, Ph.D., Ronald Guerriero, D'Anne Hurd, Bruce A. Shear and Brian J. Strasnick, Ph.D. Prior to the Meeting, the number of directors had been fixed at ten. In connection with the determination to reduce the size of the Board from ten to six, effective as of the Meeting, the Board determined not to nominate three of the nine then incumbent directors for re-election. The respective terms of these three then-incumbent directors terminated upon the conclusion of the election of directors at the Meeting on December 6, 2005.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    VASO ACTIVE PHARMACEUTICALS, INC.


                                    By: /s/ Joseph Frattaroli
                                        -----------------------------
                                        Joseph Frattaroli

                                    Title: Acting Chief Executive Officer,
                                           President and Chief Financial Officer


Dated:  December 12, 2005